1 Posted September 12, 2014 Investor Video Series

2 Posted September 12, 2014 Safe Harbor The information provided in this video includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future earnings, bookings, backlog and free cash flow; our future strategy and business plans; our product plans, including products under development, such as Avid Everywhere; our objective to obtain relisting on the NASDAQ Stock Market and to have our shares of common stock trade on that market; and our anticipated timing for filing our future quarterly reports. These forward-looking statements are based on current expectations as of the date this video was posted on our website and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the effect on our sales, operations and financial performance resulting from: the identified material weaknesses in our internal control over financial reporting; the delisting of our stock from NASDAQ; the previously disclosed ongoing SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement; as well as our ability to have our shares relisted on the NASDAQ stock market; our liquidity; our ability to execute our strategic plan and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance in particular geographies or markets, fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof. Moreover, the business may be adversely affected by future legislative, regulatory or tax changes as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

3 Posted September 12, 2014 3 Perform better in the markets we serve today Phase 1 Phase 2 Address higher growth areas in current markets Address higher long-term growth areas and increase relevance Phase 3

4 Posted September 12, 2014

5 Posted September 12, 2014

6 Posted September 12, 2014

Avid Customer Association
Executive Board of Directors
Advisory Councils
Strategy Advisory Council
Standards and Practices Advisory Council
Products and Solutions Advisory Council
Service and Delivery Advisory Council
Partner Advisory Council
Community Advisory Council
Geography and Segment Breakouts
Beta Testers
User Groups
ACA Members
Customers
Partners
Industry Professionals
Interaction
Communication
Avid Connect
Events
Programs

7

Posted September 12, 2014

ACA Executive Board of Directors



David Mash, Chair
Senior Vice President for Innovation, Strategy and Technology



Richard M. Friedel, Vice Chair
EVP & General Manager
Fox Networks



Dr. Andreas Bereczky, Vice Chair
Executive Vice President of Technology and Production
ZDF German Television



Fred Mattocks, Secretary
General Manager, Media Operations and Technology
CBC English Services
CBC/Radio-Canada



Dave Mazza
SVP Olympic Engineering & CTO
NBC Sports Group



Frank Governale
VP CBS News Technology and Operations
CBS News



Michael Koetter
SVP of Media Technology and Development
Turner Broadcasting



Ding Wenhua
Chief Engineer
CCTV



Paul Stevenson
Director of Technology and Technical Operations, ITV News
ITV



Barak Moffitt
Head of Strategic Operations
Universal Music Group



Raymundo Barros
Director of Engineering Entertainment
Rede Globo de Televisão



Ted Gagliano
President
20th Century Fox



David Rabinowitz
Sr. Vice President
Technical Strategy
Univision Communications Inc.



Annie Chang
Vice President of Post-Production Technology
The Walt Disney Studios



Darren Long
Director of Sky Production Services
Sky



Todd C. Donovan
SVP Broadcast Operations & Engineering
ABC Television Network



Steve Cohen
Motion Picture Editor

8

Posted September 12, 2014

9 Posted September 12, 2014 Avid Connect 2014: The Inaugural Event 1,000+ Industry Professionals in Attendance 43 Countries Represented First Meetings of the Executive Board of Directors and Advisory Councils

10 Posted September 12, 2014

"The product is **revolutionary**! It's just freaking amazing!!! I can't say enough about it! I think I'm more of an Avid fan now than ever!"
– *Broadcast Beat*

@michaelkammes:
VERY impressed with Avid Everywhere. Completely end to end, unified system with expandability for 3rd parties. #AvidConnect @Avid

@colinjbrooker
Hmm @Adobe, @Avid seems to have a better idea for subscriptions …. As in not doing away with perpetual licenses if we want them! #NAB2014

"From Louis Hernandez's electrifying delivery to the **renewed passion** for listening to customers that I saw in Avid employees eyes it has massively exceeded my expectations."
– *Root 6 Blog*

11

Posted September 12, 2014

Avid Everywhere – Our Path Forward


MediaCentral | UX
iOS
3G/4G
Artist Suite
Video (NLE)
Remote Collaboration
Audio (DAW)
Notation & Scoring
Control Surfaces
Graphics Creation
Media Suite
Metadata Tagging
Protection & Encryption
Asset Management
Newsroom Management
Multiplatform Distribution
Analytics
Storage Suite
Ingest & Playout
Online Storage
Nearline Storage
Public Marketplace
Private Marketplace
Media Services
Connectivity Toolkit
Orchestration Engine
User Administration & Configuration
Avid MediaCentral Platform
Avid Global Services

12
Posted September 12, 2014

13 Posted September 12, 2014 10 New Patents Granted 18 Applications Pending200+ Patents Pre-ex is t ing

14 Choice and Flexibility d e p lo y m e n t l i c e n s i n g Public Cloud Private Cloud On Premise Perpetual Floating Subscription

Announced at Avid Connect 2014
Artist Suite
Media Composer
subscription and floating licenses
Media Composer | Cloud
Pro Tools
Cloud Collaboration, Metadata and Marketplace
Media Suite
Media | Director
Media | Index
Media | Distribute
Storage Suite
ISIS | 2500
Real-time 4K support
Avid MediaCentral Platform
MediaCentral | UX
Connectivity Toolkit
Marketplace
Marketplace

15
Posted September 12, 2014

16 Posted September 12, 2014 Growth Early Results Validate Strategy 1 6

17 Posted September 12, 2014 Early Results Validate Strategy Cost 1 7

18 Posted September 12, 2014 Early Results Validate Strategy Culture 1 8

19 Posted September 12, 2014 A Highly Fragmented Industry…. Top 10 Broadcast Media Vendors Top 10 Financial Tech Vendors Market Share Market Share

20 Posted September 12, 2014 Provides new distribution Leverages the platform Adds a new anchor for growth Early Results Validate Strategy Posted September 12, 2014

21 Posted September 12, 2014 Investor Video Series

Restatement Overview

23 Posted September 12, 2014 Safe Harbor The information provided in this video includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future earnings, bookings, backlog and free cash flow; our future strategy and business plans; our product plans, including products under development, such as Avid Everywhere; our objective to obtain relisting on the NASDAQ Stock Market and to have our shares of common stock trade on that market; and our anticipated timing for filing our future quarterly reports. These forward-looking statements are based on current expectations as of the date this video was posted on our website and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the effect on our sales, operations and financial performance resulting from: the identified material weaknesses in our internal control over financial reporting; the delisting of our stock from NASDAQ; the previously disclosed ongoing SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement; as well as our ability to have our shares relisted on the NASDAQ stock market; our liquidity; our ability to execute our strategic plan and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance in particular geographies or markets, fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof. Moreover, the business may be adversely affected by future legislative, regulatory or tax changes as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

24 Posted September 12, 2014 Use of Non-GAAP Financial Measures This presentation includes a number of non-GAAP financial measures, which are defined and reconciled in the appendix to this presentation. These Non-GAAP measures include Adjusted EBITDA, Non-GAAP Operating Profit or Loss, Free Cash Flow and Non-GAAP Non-Material spending. These Non-GAAP measures reflect how Avid manages its businesses internally. These measures may vary for different companies for reasons unrelated to the overall operating performance of Avid’s business. When analyzing Avid’s operating performance, investors should not consider these Non-GAAP financial measures as a substitute for net income or other measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This Non- GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. The reconciliation of the GAAP to Non-GAAP financial measures is in the tables included in this presentation and the appendix thereto.

25 Posted September 12, 2014 What We Found  Determined many of our software updates represented implied post-contract customer support or PCS and that revenue accounting needed to be corrected  Could not establish fair value for software updates, therefore, some or all of transaction value had to be recognized ratably over the periods the updates were provided  We found no evidence that our previous revenue accounting was the result of intentional misconduct  Our internal control over financial reporting was found not to be effective

26 Posted September 12, 2014 Our Process  Retained big four accounting firm to review our historical accounting practices and advise management on acceptability of accounting application  Reviewed historical practices around upgrades and updates  Implemented a methodical, comprehensive process for analyzing and assessing accounting impact of multiple bundled offerings  Initiated a special purpose team to review, address and remediate internal control deficiencies

27 Posted September 12, 2014 Our Process  Developed and documented new accounting framework  Went back to 2005 and reprocessed over five million transaction lines to determine appropriate accounting treatment for five year period  Implemented new revenue accounting sub-ledger system to apply appropriate accounting treatment for all customer sales arrangements  Because prior periods had been reopened—evaluated certain other historical accounting decisions

28 Posted September 12, 2014 Internal Controls over Financial Reporting  As part of restatement process, we reviewed our internal control structure related to our financial reporting and identified material weaknesses which are discussed in more detail in our Form 10-K for fiscal year 2013  Nearly all efforts have been toward regaining current filing status  As a result, we have not yet addressed all of the underlying internal control deficiencies but have initiated remediation measures in the interim  We’ve invested in the accounting and internal audit functions as it relates to people, process and technology and expect to see incremental improvements over the next 12-24 months

29 Posted September 12, 2014 …leading indicators of revenue growth and liquidity * Please reference appendix for additional detail on definition of these metrics, including GAAP to non-GAAP reconciliation for Adjusted EBITDA and Free Cash Flow Bookings Adjusted EBITDA Key Financial Metrics* Free Cash Flow

30 Posted September 12, 2014 Today: Filed 2013 10-K and associated 10-Qs Approximately + One Week: File Q1 2014 10-Q Approximately + 40 Days: File Q2 2014 10-Q After Q2 2014 10-Q Filed: Relisting on NASDAQ Before Year End 2014: Annual Shareholder Meeting After Q3 2014 10-Q Filed: Avid 2014 Investor Day Targeted Timeline

31 Posted September 12, 2014 Major Restatement Items Revenue Recognition1. Impairment of Goodwill Discontinued Operations Classification Restructuring Reserves 2. 3. 4.

32 Posted September 12, 2014 Major Restatement Items – Revenue Recognition  Existence of implied post-contract customer support requires Company to defer and amortize a significant portion of revenue  Impacts the timing but not the total amount of revenue earned  Revenue accounting treatment different for pre-2011 as compared to post- 2010  Cash flow characteristics of transactions unchanged by change in accounting 1.

33 Posted September 12, 2014 Major Restatement Items – Impairment of Goodwill  Restated financial statements impacted historical assessment of goodwill  Recorded a full goodwill impairment charge in the year ended December 31, 2011 2.

34 Posted September 12, 2014 Major Restatement Items – Discontinued Operations  The divestiture of consumer product lines in July 2012 should have been presented as discontinued operations  Reclassification of all historical revenues and expenses to income or loss from discontinued operations 3.

35 Posted September 12, 2014 Major Restatement Items – Restructuring Reserves  Revised accruals of restructuring charges in fiscal year 2009 and 2012 in a cumulative amount of $1.6 million  Related to lease obligations and other exit activities 4.

36 Posted September 12, 2014 GAAP Revenue GAAP Net Income (Loss) (in millions) Nine-Months Ended Nine-Months Ended 2010 2011 September 30, 2012 2010 2011 September 30, 2012 As Previously Reported 678.5$ 677.9$ 436.7$ (37.0)$ (23.8)$ (69.6)$ Revenue Recognition (137.7) 244.8 84.6 (137.7) 244.8 84.6 Discontinued Operations (137.3) (155.9) (46.1) - - 47.7 Restructuring Costs, net - - - 0.3 2.7 5.4 Other Adjustments (a) - - - (13.1) 2.7 4.1 Total Restatement Adjustments (275.0) 89.0 38.5 (150.5) 250.2 141.8 As Restated 403.5$ 766.9$ 475.2$ (187.5)$ 226.4$ 72.2$ (a) Primarily related to changes in stock-based compensation and inventory valuation Year Ended December 31, Year Ended December 31, Impact of Restatement on Previously Issued Results Change in accounting principles resulted in significant shift in revenue from pre-2011 to later periods

Financial Results

38 Posted September 12, 2014 Safe Harbor The information provided in this video includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future earnings, bookings, backlog and free cash flow; our future strategy and business plans; our product plans, including products under development, such as Avid Everywhere; our objective to obtain relisting on the NASDAQ Stock Market and to have our shares of common stock trade on that market; and our anticipated timing for filing our future quarterly reports. These forward-looking statements are based on current expectations as of the date this video was posted on our website and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the effect on our sales, operations and financial performance resulting from: the identified material weaknesses in our internal control over financial reporting; the delisting of our stock from NASDAQ; the previously disclosed ongoing SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement; as well as our ability to have our shares relisted on the NASDAQ stock market; our liquidity; our ability to execute our strategic plan and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance in particular geographies or markets, fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof. Moreover, the business may be adversely affected by future legislative, regulatory or tax changes as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

39 Posted September 12, 2014 Use of Non-GAAP Financial Measures This presentation includes a number of non-GAAP financial measures, which are defined and reconciled in the appendix to this presentation. These Non-GAAP measures include Adjusted EBITDA, Non-GAAP Operating Profit or Loss, Free Cash Flow and Non-GAAP Non-Material spending. These Non-GAAP measures reflect how Avid manages its businesses internally. These measures may vary for different companies for reasons unrelated to the overall operating performance of Avid’s business. When analyzing Avid’s operating performance, investors should not consider these Non-GAAP financial measures as a substitute for net income or other measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This Non- GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. The reconciliation of the GAAP to Non-GAAP financial measures is in the tables included in this presentation and the appendix thereto.

40 Posted September 12, 2014 Growth Moving Forward Profitability Culture

41 Posted September 12, 2014 Growth Moving Forward Profitability Culture Community Platform

42 Posted September 12, 2014 Perform better in the markets we serve today Phase 1 Phase 2 Address higher growth areas in current markets Address higher long-term growth areas and increase relevance Phase 3

43 Posted September 12, 2014 2014 Strategic Goals Drive Growth Continue Cultural Transformation Establish Community Platform Improve Profitability  Focus investment in highest growth areas  Maximize wallet share within existing customers  Expand penetration of anchor products  Maximize procurement cost savings  Extend labor arbitrage to all organizations  Improve software mix and direct material margins  Create culture of urgency and accountability  Minimize legacy cultural issues  Align rewards and recognition to desired culture  Reestablish Avid as thought and technology leader  Avid Customer Association (ACA)  Partners participate in Avid Everywhere Platform

44 Posted September 12, 2014 Operational Measure Definition  Bookings represents the total amount of revenue that we expect to earn over the term of the agreement between Avid and a customer for goods and /or services over the course of the agreement  To count as a booking, we expect there to be persuasive evidence of an agreement between us and our customer and that collectability of the amounts payable under the arrangement to be reasonably assured  Bookings are subject to cancellations, changes and adjustments and are based on certain assumptions. Bookings may not reflect final revenue earned for a particular arrangement. Bookings do not reflect adjustments related to rebates or other sales incentive programs  The material weaknesses in our internal control environment may impact the accuracy of recorded bookings Bookings

45 Posted September 12, 2014 Key Non-GAAP Financial Definitions*  Free cash flow represents GAAP operating cash flow less capital expenditures and excludes payments or receipts related to M&A, significant legal settlements, restructuring, restatement or other non-operational or non-recurring events Free Cash Flow * Please reference appendix for additional detail on definition of these metrics, including a GAAP to non-GAAP reconciliation

46 Posted September 12, 2014 Key Non-GAAP Financial Definitions*  Adjusted EBITDA is defined as Non-GAAP operating profit or loss* excluding all depreciation and amortization expense Adjusted EBITDA * Please reference appendix for additional detail on definition of these metrics, including a GAAP to non-GAAP reconciliation

47 Posted September 12, 2014 Key Financial Metrics – 2014 Targets* Targeting year over year improvement of approximately 3% Bookings Free Cash Flow Generation Adjusted EBITDA Targeting significant year over year improvement excluding pre- 2011 revenue amortization Targeting FCF of $20 million …earnings and bookings growth should convert to higher enterprise value, reflecting the value our community places on us * Please reference appendix for additional detail on definition of these metrics, including GAAP to non-GAAP reconciliation

48 Posted September 12, 2014 Expected Deferred Revenue Amortization as of December 31, 2013 $- $50 $100 $150 $200 $250 2014 2015 2016 2017 2018 M il li ons $ Orders executed prior to January 1, 2011 Orders executed after to January 1, 2011

49 Posted September 12, 2014 GAAP Results Pre-2011 revenue amortization can mask underlying performance (in millions, except per share data) 2012 2013 Revenues 635.7 563.4 Gross Margin 386.7 339.5 % Revenue 60.8% 60.3% Operating Expenses 333.5 314.7 Operating Profit 53.2 24.8 Interest and other expense, net (2.0) (0.7) Provision for income taxes, net 4.0 2.9 Income from discontinued operations, net of tax 45.8 - Net income 92.9$ 21.2$ Net income per common share - diluted 2.39$ 0.54$ Twelve Months Ended December 31,

50 Posted September 12, 2014 Non-GAAP Methodology Non-GAAP results remove unusual or non-operational events  Restructuring costs  Stock-based compensation  Amortization of intangible assets  Impairment of intangibles  Associated impact on taxes  Restatement costs  Proceeds / loss on M&A activity  Significant legal settlements  Gain / loss on asset sales Standard exclusions Examples of non-recurring events

51 Posted September 12, 2014 GAAP and Non-GAAP Results* * Please reference appendix for additional detail on definition of these metrics, including GAAP to non-GAAP reconciliation for Adjusted EBTIDA and Free Cash Flow 2012 2013 2014 (in millions) GAAP Adj Non-GAAP GAAP Adj Non-GAAP Guidance Bookings 545.1$ 523.1$ + 3% YoY Revenue 635.7$ -$ 635.7$ 563.4$ -$ 563.4$ Down Approximately 5% Gross Margin 386.7 3.6 390.3 339.5 2.3 341.8 % Revenue 60.8% 61.4% 60.3% 60.7% Aproximately 59% Operating Expense 333.5 (40.3) 293.2 314.7 (34.6) 280.1 $265 - $275 Operating Profit 53.2$ 43.9$ 97.1$ 24.8$ 36.9$ 61.6$ % Revenue 8.4% 15.3% 4.4% 10.9% Adjusted EBITDA 117.7$ 80.3$ $58 - $65 Free Cash Flow 44.4$ 5.5$ $20

52 Posted September 12, 2014 Resumption of Bookings Growth  4 consecutive quarters of YoY growth  Believe third quarter 2013 represented inflection point in return to growth  Growth relatively modest but consistent  We expect continued modest growth as we transition to higher growth markets Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 LTM Bookings $586 $545 $531 $510 $514 $523 $524 $531 Quarterly Bookings $123 $141 $125 $121 $127 $150 $126 $128 $450 $470 $490 $510 $530 $550 $570 $590 $610 A F X $ M Last Twelve-Month Bookings

53 Posted September 12, 2014 Rationalization of Non-GAAP Non-Material Spending $429 $401 $394 2011 2012 2013 Non-GAAP Non-Material Spending $M *  Strategic initiatives have identified areas of cost saving opportunities without impacting investment into future growth Non-GAAP Non-Material Spending down $35 million since 2011 * Note: Definition of Non-GAAP Non-Material spending and GAAP to non-GAAP reconciliation available in appendix

54 Posted September 12, 2014 Net Cash Bridge ($M) Avid has generated cash from operations over the past seven-quarter period $71 ($29) ($18) ($19) $18 $0 $10 $20 $30 $40 $50 $60 $70 $80 September 30, 2012 Restatement Restructuring Cap Ex Cash from Ops June 30, 2014* $12 * Results for six-month period ended June 30, 2014 are preliminary and subject to change

55 Posted September 12, 2014 Balance Sheet December 31, December 31, December 31, December 31, (in millions) 2010 2011 2012 2013 Cash 42.8$ 32.9$ 70.4$ 48.2$ Account receivable 92.3 94.7 68.0 56.8 Inventory 103.2 106.5 69.1 60.1 Other current assets 24.3 23.0 29.6 25.8 Total current assets 262.6 257.1 237.1 190.9 Property and equipment, net 62.5 53.4 41.4 35.2 Other assets 459.6 30.1 15.8 9.1 Total assets 784.6$ 340.6$ 294.4$ 235.1$ Accounts payable 47.1 42.5 35.4 34.0 Accrued expenses and other current liabilities 89.2 74.1 67.4 78.5 Deferred revenues 440.0 368.0 230.3 211.4 Total current liabilities 576.4 484.6 333.1 323.9 Long-term deferred revenues 497.5 329.2 328.2 255.4 Other long-term liabilities 21.0 17.7 18.7 15.1 Total liabilities 1,094.9 831.5 680.0 594.5 Stockholders' deficit (310.3) (490.9) (385.6) (359.4) Total liabilities and stockholders' deficit 784.6$ 340.6$ 294.4$ 235.1$ Current and long-term deferred revenue 937.5$ 697.2$ 558.5$ 466.8$

Financial Model

57 Posted September 12, 2014 Safe Harbor The information provided in this video includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future earnings, bookings, backlog and free cash flow; our future strategy and business plans; our product plans, including products under development, such as Avid Everywhere; our objective to obtain relisting on the NASDAQ Stock Market and to have our shares of common stock trade on that market; and our anticipated timing for filing our future quarterly reports. These forward-looking statements are based on current expectations as of the date this video was posted on our website and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the effect on our sales, operations and financial performance resulting from: the identified material weaknesses in our internal control over financial reporting; the delisting of our stock from NASDAQ; the previously disclosed ongoing SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement; as well as our ability to have our shares relisted on the NASDAQ stock market; our liquidity; our ability to execute our strategic plan and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance in particular geographies or markets, fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof. Moreover, the business may be adversely affected by future legislative, regulatory or tax changes as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

58 Posted September 12, 2014 Use of Non-GAAP Financial Measures This presentation includes a number of non-GAAP financial measures, which are defined and reconciled in the appendix to this presentation. These Non-GAAP measures include Adjusted EBITDA, Non-GAAP Operating Profit or Loss, Free Cash Flow and Non-GAAP Non-Material spending. These Non-GAAP measures reflect how Avid manages its businesses internally. These measures may vary for different companies for reasons unrelated to the overall operating performance of Avid’s business. When analyzing Avid’s operating performance, investors should not consider these Non-GAAP financial measures as a substitute for net income or other measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This Non- GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. The reconciliation of the GAAP to Non-GAAP financial measures is in the tables included in this presentation and the appendix thereto.

59 Posted September 12, 2014 Room to Grow Remaining Digital Media Spend, $37B Remaining Addressable Market Avid Market Share Currently Addressable, $10B Digital Media Spend = $47B Projected Multi-Year CAGRs of Industry Segments and Sub-Segments Vary Widely Major S e g me n ts Selected S u b -Se g ment s Avid Operates in a Significant Portion of a Massive Technology Market Source: IABM, NAMM, Frost & Sullivan, InfoComm studies as well as internal AVID management estimates 0% 5% 10% 15% 20% 25% 30% 35% Broadcast Video Server Non-Linear Editors Broadcast Ad Insertion Server Content Delivery Networks M&E Video Transcoding Online Video Platforms Online Vi eo Advertising Platforms Digital Rights Management Online Video Analytics M&E MAM Cloud Solutions 0% 5% 10% 15% 20% 25% 30% 35% Test, Quality Control & Monitor Playout & Delivery Post-Production Audio Content & Comm Infrastructure Storage Services Acquisition & Prod ction System Automation & Control Sound Reinforcement

60 Posted September 12, 2014 Market Potential and Customer Value Avid's Addressable Market, $10B Future High Growth Opportunity, $5B Other Product and Services Spend, $32B Includes solutions focused on:  Distribution, monetization & analytics  Multi-platform distribution  Cloud-based technology  Live events  Non-media segments Addressable by Avid today – Current penetration is ~6% This is a $47 billion/year market where relationships extend for 5 or more years Low and moderate growth segments not addressable by Avid

61 Posted September 12, 2014 Early Progress on Platform Unit Sales 0 100 200 300 400 500 600 700 800 900 1,000 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Platform Related Units* (Rolling Last Twelve-Months) * - Includes MediaCentral, Interplay Production and Interplay MAM  Platform sales inform us of future cross sale opportunity  Platform message is resonating even during early phases of product launch  MediaCentral has demonstrated most pronounced growth

62 Posted September 12, 2014 2014 Guidance Process began with our initial 100-day research, customer wallet share assessment and a run-rate cost analysis and we determined … …and, with learnings in hand, we established a market based profitability target 1. We were financially lagging our peer group 2. We had significant cost opportunities arising from lack of alignment with our key strategies which led to inefficient operations and misaligned investments 3. We needed more effective strategic-based sales planning programs to drive incremental sales through our existing customer accounts

63 Posted September 12, 2014 Non-GAAP Adjusted EBITDA* $- $50 $100 $150 $200 2012 2013 2014 Target $ Millions Pre-2011 Revenue Amortization Non-GAAP Adjusted EBITDA $58 to $65 Million * Please reference appendix for additional detail on definition of these metrics, including GAAP to non-GAAP reconciliation

64 Posted September 12, 2014 Key Financial Metrics – 2014 Targets* Targeting year over year improvement of approximately 3% Bookings …earnings and bookings growth should convert to higher enterprise value, reflecting the value our community places on us * Please reference appendix for additional detail on definition of these metrics, including GAAP to non-GAAP reconciliation Targeting $58 to $65 million Adjusted EBITDA Free Cash Flow Generation Targeting FCF of $20 million

65 Posted September 12, 2014 Financial Modeling Fundamentals  Bookings growth should, subject to inherent limitations, convert to Adjusted EBITDA  The portion of Adjusted EBITDA that converts to cash should increase each year until 2017  We believe GAAP revenue and Adjusted EBITDA will continue to be challenged due to restatement deferred revenue run-off  We are working on strategic projects that should drive a decline in operating costs

66 Posted September 12, 2014 Last 12 Months (LTM) Bookings Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 LTM Booking $545 $531 $510 $514 $523 $524 $531 $528 $536 $450 $475 $500 $525 $550 A F X $ M 2014 3% YoY Growth  Believe third quarter 2013 represented inflection point in return to growth  Growth relatively modest but consistent  Slower growth until we transition to higher growth markets

67 Posted September 12, 2014 Expected Pre-2011 Related Revenue Amortization ($M) $- $50 $100 $150 $200 2012 2013 2014 2015 2016 2017 M il li on s $ As Pre-2011 Deferred Revenue amortizes it will create meaningful annual accounting related headwinds for the next few years

68 Posted September 12, 2014 Revenue Model (Hypothetical – not intended as guidance) We believe the amortization of pre-2011 restatement related deferred revenue will be impactful on our results through 2017 at which point the impact of the restatement will no longer be reflected in our financial results. 2013 2014 2015 2016 2017 2018 2019 Revenue Model Revenue w/o Pre-2011 Amort GAAP Revenue

Posted September 12, 2014 Appendix – Non-GAAP

70 Posted September 12, 2014 Non-GAAP Financial Definitions Free Cash Flow  Free cash flow represents GAAP operating cash flow less capital expenditures and excludes payments or receipts related to M&A, significant legal settlements, restructuring, restatement or other non-operational or non-recurring events Adjusted EBITDA  Adjusted EBITDA is defined as non-GAAP operating profit or loss excluding all depreciation and amortization expense Non-GAAP Operating Profit or Loss  Non-GAAP operating profit or loss in GAAP operating profit excluding restructuring costs, stock based compensation, amortization and impairment of intangibles as well as other unusual items such as costs related to the restatement; M&A related activity; or impact of significant legal settlements Non-GAAP Non-Material Spending  Non-GAAP Non-Material Spending is Non-GAAP operating expense plus Non-GAAP cost of sales less direct product material cost

GAAP to Non-GAAP Reconciliation

(unaudited - in thousands, except per share data)	December 31, 2013	December 31, 2012	December 31, 2011 (Restated)
GAAP			
Net Revenues	$ 563,412	$ 635,703	$ 766,885
Cost of revenues	223,909	249,008	261,718
Gross Profit	339,503	386,695	505,167
Operating Expenses	314,735	333,518	340,127
Operating Income	24,768	53,177	165,040
Interest and other expense, net	(676)	(2,041)	(1,945)
Provision for income taxes, net	2,939	4,049	635
Income from continuing operations, net of tax	$ 21,153	$ 47,087	$ 162,460
Weighted-average common shares outstanding - diluted	39,070	38,836	38,534
Income per share from continuing operations, net of tax - diluted	$ 0.54	$ 1.21	$ 4.22
Adjustments to GAAP Results			
Cost of Revenues			
Amortization of intangible assets	1,468	2,574	2,693
Stock-based compensation	796	992	1,200
Operating Expenses			
Amortization of intangible assets	2,648	4,254	8,528
Restructuring costs, net	5,370	24,838	6,534
Restatement costs	20,591	-	-
Acquisition and other costs	-	1,048	556
(Gain) loss on sale of assets	(125)	(252)	597
Stock-based compensation			
R&D	581	985	1,638
Sales & Marketing	1,786	3,754	4,349
G&A	3,752	5,700	5,421
Other			
Tax adjustment	(860)	(965)	(1,579)
Non-GAAP			
Net revenues	563,412	635,703	766,885
Cost of revenues	221,645	245,441	257,824
Gross Profit	341,767	390,262	509,061
Operating Expenses	280,132	293,190	312,504
Operating Income	61,635	97,071	196,557
Interest and other expense, net	(676)	(2,041)	(1,945)
Provision for income taxes, net	3,799	5,014	2,214
Income from continuing operations, net of tax	57,160	90,016	192,398
Income per share from continuing operations, net of tax - diluted	$ 1.46	$ 2.32	$ 4.99

71

Posted September 12, 2014

72 Posted September 12, 2014 GAAP to Non-GAAP Reconciliation (unaudited - in thousands, except per share data) 2013 2012 2011 (Restated) Non-GAAP Operating Income (from above) 61,635 97,071 196,557 Depreciation 17,837 19,846 19,543 Amortization of capitalized software development costs 815 846 1,218 Adjusted EBITDA 80,286$ 117,763$ 217,318$ GAAP net cash (used in) provided by operating activities (9,145) 34,709 2,967 Capital Expenditures (11,625) (9,703) (10,795) Restructuring Payments (13,151) (19,420) (17,206) Restatement Payments (13,161) - - Free Cash Flow 5,542$ 44,426$ 9,378$ Non-GAAP Cost of Revenues 221,645 245,441 257,824 Non-GAAP Operating Expense 280,131 293,190 312,504 Total 501,776 538,631 570,328 Product Material Cogs 107,634 137,690 141,435 Non-GAAP Non-Material Spending 394,142$ 400,941$ 428,893$ Fre e C ash Flo w No n-G AA P No n-M at'l Sp d December 31, Ad jus ted EB ITD A

Posted September 12, 2014 Appendix – Definitions

74 Posted September 12, 2014 Operational Measures  Bookings represents the total amount of revenue that we expect to earn over the term of the agreement between Avid and a customer for goods and /or services over the course of the agreement  To count as a booking, we expect there to be persuasive evidence of an agreement between us and our customer and that collectability of the amounts payable under the arrangement to be reasonably assured  Bookings are subject to cancellations, changes and adjustments and are based on certain assumptions. Bookings may not reflect final revenue earned for a particular arrangement. Bookings do not reflect adjustments related to rebates or other sales incentive programs  The material weaknesses in our internal control environment may impact the accuracy of recorded bookings Bookings

75 Posted September 12, 2014 Bookings & Expected Revenue Timing (unaudited - in millions) June 30, March 31, December 31, September 30, June 30, March 31, December 31, September 30, Bookings 2014 2014 2013 2013 2013 2013 2012 2012 Quarterly 127.7$ 126.1$ 150.4$ 127.0$ 120.7$ 125.1$ 141.5$ 122.8$ Last twelve months (LTM) 531.1$ 524.1$ 523.1$ 514.2$ 510.0$ 531.0$ 545.0$ 586.3$ December 31, December 31, Revenue Backlog 2013 2012 Deferred Revenue 466.8$ 558.5$ Other Backlog 92.2$ 51.2$ Total Revenue Backlog 559.0$ 609.7$ The expected timing of recognition of revenue backlog as of December 31, 2013 is as follows: 2014 2015 2016 2017 2018 Thereafter Total Orders executed prior to January 1, 2011 92.3$ 58.2$ 24.5$ 1.0$ 0.1$ -$ 176.1$ Orders executed or materially modified on or 200.9$ 86.7$ 53.0$ 27.5$ 14.7$ 0.1$ 382.9$ after January 1, 2011 293.2$ 144.9$ 77.5$ 28.5$ 14.8$ 0.1$ 559.0$ For the Period Ended Twelve Months Ended December 31,